Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

We hereby consent to the incorporation by reference in the Registration Statements on Form F-3 (No. 333-12592) and Form S-8 (No. 333-103491) of Unilever N.V. and Unilever PLC of our report dated 10 March 2008 relating to the financial statements and the effectiveness of internal control over financial reporting which appears in this Form 20-F.

Rotterdam, The Netherlands, 26 March 2008
PricewaterhouseCoopers Accountants N.V.
As auditors of Unilever N.V.

/s/ Prof Dr J A van Manen RA

Prof Dr J A van Manen RA

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
London, United Kingdom
As auditors of Unilever PLC

26 March 2008